JUNE 25, 2018

SUPPLEMENT TO

THE HARTFORD BALANCED FUND

SUMMARY PROSPECTUS DATED MARCH 1, 2018

This Supplement contains new and additional information and should be read in connection with your Summary Prospectus. This Supplement supersedes the information provided in the supplement dated May 11, 2018.

Effective July 1, 2018, Lutz-Peter Wilke, CFA will become a portfolio manager of The Hartford Balanced Fund (the “Fund”) and as of the same date, Karen H. Grimes, CFA and Adam H. Illfelder, CFA will no longer serve as portfolio managers. Michael E. Stack, CFA and Loren L. Moran, CFA will continue to serve as portfolio managers. Effective as of the same date, certain changes are being made to the Fund’s principal investment strategy. Accordingly, the above referenced Summary Prospectus is revised as follows effective July 1, 2018:

(1)	Under the heading “Principal Investment Strategy,” the “Principal Investment Strategy” is deleted in its entirety and replaced with the following:

PRINCIPAL INVESTMENT STRATEGY. The Fund seeks its investment objective by allocating its assets among equity securities, debt securities, and money market instruments. Wellington Management Company LLP (“Wellington Management”), the Fund’s sub-adviser, will target an allocation between 50% and 70% of the Fund’s net assets in equity securities and 30% to 50% of Fund’s net assets in fixed income securities and cash instruments. The Fund will not normally hold more than 10% in cash or cash equivalents. The Fund may invest in equity securities of any market capitalization, but tends to focus on companies with market capitalizations similar to those of companies included in the S&P 500 Index. Wellington Management evaluates securities using fundamental analysis. The Fund may invest in various types of debt securities, which include U.S. Government securities, including its agencies and instrumentalities; corporate bonds; commercial and residential mortgage-backed securities (agency and non-agency); asset-backed securities; and municipal bonds. The Fund may invest up to 15% of its net assets in non-investment grade debt securities (also referred to as “junk bonds” or “high yield bonds”). The Fund is not restricted to any specific maturity or duration term. The Fund may invest in foreign securities, but the Fund limits its investments in non-dollar securities to no more than 20% of the Fund’s net assets. To implement their investment ideas, the portfolio managers may allocate a portion of the Fund’s assets to active strategies managed by specialized investment teams at Wellington Management that invest the Fund’s assets in accordance with the Fund’s investment strategy.

(2)	Under the heading “Principal Risks,” “Investment Strategy Risk” is deleted in its entirety and the following principal risks are added:

Investment Strategy Risk − The risk that, if the sub-adviser’s investment strategy, including allocating assets to specialist portfolio managers, does not perform as expected, the Fund could underperform its peers or lose money. The investment styles employed by the specialist portfolio managers may not be complementary, which could adversely affect the performance of the Fund. There is no guarantee that the Fund’s investment objective will be achieved.

Mid Cap and Small Cap Securities Risk − Investments in small capitalization and mid capitalization companies involve greater risks than investments in larger, more established companies. Many of these companies are young and have limited operating or business history. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks, including the risk of bankruptcy.

High Yield Investments Risk − High yield investments rated below investment grade (also referred to as “junk bonds”) are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad. Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.

(3)	Under the heading “Management,” Karen H. Grimes, CFA and Adam H. Illfelder, CFA are removed from the table and the following is added:

Portfolio Manager	Title	Involved with Fund Since
Lutz-Peter Wilke, CFA	Managing Director and Portfolio Manager	2018

This Supplement should be retained with your Summary Prospectus for future reference.

HV-7389	June 2018